EXHIBIT 10.5

SUBSCRIPTION AGREEMENT

FAIRWIND ENERGY INC.

The undersigned (the “Subscriber”) hereby irrevocably subscribes for that number of shares of common stock (the “Shares”) of FairWind Energy Inc., a Nevada corporation (the “Company”), set forth below, upon and subject to the terms and conditions set forth in the Company’s Prospectus dated ________________, 2015, in the United States Securities and Exchange Commission Registration Statement on Form S-1, to which this Subscription Agreement is attached and which the Subscriber acknowledges as having received and read.

Total number of shares subscribed for at US $1.00 per share:  ________________ shares.

Amount paid with this Subscription Agreement at a price of US $1.00 per Share: US $__________________.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ___ day of _____________, 2015.

Name of Entity (for purchasers which are entities only):  _________________________________________________

Signature:

Print Name:

Print Title (for purchasers which are entities only):

Address:

Telephone No.:

E-mail Address:

Subscriber’s US Social Security Number or
identification number of home jurisdiction:

Signature of Co-owners, if applicable:

Name as it should appear on the Certificate:

If Joint Ownership, check one (all parties must sign above):

☐ Joint Tenants with Right of Survivorship

☐ Tenants in Common

☐ Community Property

1

If Fiduciary or Business Entity check one:

☐ Trust	Authorized Person	Capacity

☐ Estate	Authorized Person	Capacity

☐ Corporation	Authorized Person	Capacity

☐ Limited Liability Company	Authorized Person	Capacity

☐ Partnership	Authorized Person	Capacity

☐ Other ____________________ (Describe)	Authorized Person	Capacity

PAYMENT BY CHECK OR MONEY ORDER INSTRUCTIONS

If Subscriber wishes to pay the purchase price of his or her Shares by check, all checks or money orders shall be made payable to:  FairWind Energy Inc., 14 Monarch Beach Plaza, Suite 254, Monarch Beach, California 92629, Tel. (949) 933-5411.

WIRE TRANSFER INSTRUCTIONS

If Subscriber wishes to wire transfer the purchase price of his or her Shares, he or she shall wire transfer immediately available funds in the amount of the purchase price subscribed for hereunder, as follows:

Bank:

Account Name:

Account No.:

ABA Routing No.:

SWIFT code:

Bank Address:

ACCEPTANCE OF SUBSCRIPTION

The foregoing Subscription is hereby accepted for and on behalf of FairWind Energy Inc. this _____day of _____________, 2015.

FAIRWIND ENERGY INC.

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Name
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